UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-2958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2011

Item 1. Report to Shareholders

New Asia Fund	October 31, 2011

The views and opinions in this report were current as of October 31, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

Most Asian stock markets fell over the 12 months ended October 31, 2011, as signs of slowing global growth and Europe’s debt problems led investors to sell emerging market stocks and seek refuge in more conservative assets. Losses mounted in the second half of the fiscal year, wiping out gains from the first half, as the European debt crisis, weakening U.S. economic data, and growing talk of a hard economic landing in China caused pessimism to deepen. China and India, the region’s two largest economies, posted double-digit losses as investors worried about persistent inflation and rising interest rates in both countries. South Korea, Thailand, and Indonesia advanced, while Taiwan and Singapore declined.

The New Asia Fund returned -6.07% for the fiscal year ended October 31, 2011, but exceeded the MSCI All Country Asia ex Japan Index, its primary benchmark, and the Lipper Pacific Ex-Japan Funds Average. Positive stock selection in China accounted for most of the outperformance, aided by favorable stock selection in Taiwan and South Korea. From a sector viewpoint, information technology and industrials and business services were the top contributors to relative results. In terms of absolute performance, financials was the biggest detractor from returns, followed by consumer staples. Conversely, information technology and telecommunication services, respectively, were the top contributors. Our country and sector exposures are broadly diversified across the region, a strategy that we believe is prudent given current market volatility. We continue to favor sectors exposed to domestic demand, such as financials and consumer discretionary, but have taken advantage of recent market declines to build positions in more cyclical sectors.

The fund’s long-term performance continues to compare favorably with its peer group. In fact, Lipper ranked the fund first in its peer group for the 10-year period ended October 31, 2011. (Based on cumulative total return, Lipper ranked the New Asia Fund 32 of 80, 3 of 44, 2 of 33, and 1 of 27 funds in the Pacific ex Japan funds universe for the 1-, 3-, 5-, and 10-year periods ended October 31, 2011, respectively. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

Aside from India, most Asian markets held up reasonably well in the fiscal year’s first half as the global recovery appeared to be on track. Thanks to ultra-low interest rates resulting from the Federal Reserve’s second quantitative easing program, investors poured money into stocks and other riskier assets during the first few months of 2011. Positive economic data in the U.S. and other developed countries raised optimism about a global recovery, despite spreading political unrest in the Middle East, Europe’s deepening fiscal problems, and a massive earthquake and tsunami that struck Japan in March. But India’s stock market, which hit a 2010 high last November, slid as investors worried about inflation and a series of high-profile corruption scandals. Market sentiment turned sharply negative in August after a series of events sapped investors’ risk appetite. These developments included an acrimonious debate over raising the U.S. debt ceiling that took the country to the brink of default and European policymakers’ inability to fix the Continent’s debt crisis. Meanwhile, a steady stream of downbeat economic data in many countries suggested that global growth was flagging. Global stock market performance turned extremely volatile, and Asian stocks fared poorly as uncertainty deepened and investors fled riskier assets.

Rapid growth following the 2008 global financial crisis has stoked inflation across Asia, and both China and India waged aggressive monetary tightening campaigns to curb soaring prices. In addition to repeatedly raising interest rates, China began taking more severe steps to tighten credit starting this year, including restricting bank lending and cracking down on real estate speculation and unscrupulous lending practices. The measures helped lower China’s inflation rate to 5.5% in October from a three-year high of 6.5% in July, but volatile food prices and rising wages will keep inflationary pressures elevated for some time. Inflation appears to be more entrenched in India, where it has hovered above 9% since December. India’s central bank raised its benchmark rate on October 25, 2011, its 13th straight rate hike since March 2010.

PORTFOLIO REVIEW

India
Over the past year, we significantly reduced our exposure to India. Our caution partly stems from recent political paralysis in India’s government, which has hurt investment spending crucial for boosting economic capacity and sustaining long-term growth. Moreover, India’s economy grew strongly in 2010, pushing stock prices of many companies to relatively expensive levels. Given the inflationary environment, we are seeing strains on earnings and revenue growth and believe further declines may be in store for India’s stock market. The local currency, the rupee, has weakened significantly so far this year, worsening the inflationary pressures. India was our biggest overweight country at the beginning of the fiscal year, but its allocation was roughly even with the benchmark by the end of the period.

Indian infrastructure companies ranked among the portfolio’s worst performers. These included GVK Power & Infrastructure, which builds power plants, airports, and highways, and Container Corporation of India, a state-controlled rail transport company. Infrastructure companies have fared poorly amid rising interest rates and decision-making delays by India’s government. Reliance Industries, India’s biggest company, which has interests in energy exploration, production, and refining, was another big detractor. We eliminated our positions in GVK and Reliance but maintain a position in Container Corporation for its exposure to India’s robust trade growth. Conversely, leading contributors included Redington India, which sells information technology hardware, and motorcycle maker Hero MotoCorp. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

We reduced positions in companies that rely on domestic consumption because we felt that the challenging economic environment made their relatively high prices hard to justify. Given that many of our Indian holdings performed quite strongly in recent years, we also thought they had limited upside potential. We eliminated positions in motorcycle maker Bajaj Auto, State Bank of India, and private lender ICICI Bank for these reasons. Indian banks face a difficult near-term operating environment as interest rates remain high and delinquent loans have been rising. As for purchases, we bought shares in media company Zee Entertainment Enterprises, which we think will benefit from the rise of digital cable in India, and software company Infosys. It is important to note that while Indian companies may face greater earnings pressure due to higher interest rates, we continue to find plenty of companies with solid business models, excellent growth prospects, and strong management teams that we believe will outperform over the long run.

China
We increased our allocation to China, our biggest country allocation at the end of the period on an absolute and relative basis, as we believe valuations reflected an overly pessimistic outlook. Much has been reported in recent months on a looming economic downturn in China, but we believe the risk of a hard landing is relatively low. The size of nonperforming loans at Chinese banks is difficult to assess, but we believe that the listed banks and the central government have sufficient resources to manage any increase in delinquencies. Over the next few years, we expect an increase in delinquent loans will weigh on banks’ earnings growth, but we believe it is highly unlikely that they will trigger a financial crisis anytime soon. However, we remain underweight in financials stocks in China. Over the long run, China is trying to achieve steady and sustainable growth by readjusting the sources of economic activity. Specifically, the government is focused on boosting domestic consumption, improving the quality of exports, and curbing spending on fixed assets like real estate. This reprioritization should slow China’s rapid growth over the next several years to more sustainable levels.

Positive stock selection in China lifted returns. Our holdings continue to reflect policymakers’ long-term goals by favoring companies exposed to domestic consumption. One of our biggest purchases was initiating a position in department store operator Parkson Retail to gain exposure to rising incomes and discretionary spending. We also increased a position in China’s leading Internet search company, Baidu, one of the portfolio’s largest holdings at period-end. Baidu continues to benefit from rapid growth in online advertising spending and commerce. As for major sales, we eliminated Internet company Tencent and reduced our position in Sina, both of which ranked among the fiscal year’s top contributors. Tencent maintains huge market share but faces stiff competition in a number of areas. We elected to take profits after making significant gains in both stocks over the past several years.

Other top contributors were China National Building Material, whose shares benefited from rising cement prices, and wireless company China Unicom Hong Kong, which rose as mobile computing and high-speed Internet became more widespread. We eliminated China National Building but maintain a position in China Unicom. Conversely, Suntech Power Holdings was the portfolio’s worst performer. Shares of Suntech, which makes solar panels, fell sharply in an industry-wide slump as a surge in China’s solar panel manufacturing capacity boosted supply and global demand waned. We eliminated our Suntech position.

Our sector exposures have stayed broadly unchanged. Financials, information technology (IT), and consumer discretionary accounted for the top three sector allocations at the end of the period. We are overweight in consumer discretionary, IT, and consumer staples, although we reduced our consumer staples allocation in favor of more discretionary names. Wealthy people in Asia are getting wealthier and consuming more discretionary goods and services such as clothing, cars, education, and travel, and we believe this will benefit companies that rely on high-end spending. The industrials and business services sector also accounts for a sizable portion of the fund. We hold a diverse selection of companies engaged in infrastructure, transportation, and construction and engineering, all of which should do well as investment spending picks up across the region.

We initiated positions in Singaporean lenders DBS Group and Oversea-Chinese Banking due to attractive valuations and strong financials. We also reduced our underweight in the energy sector, largely through buying shares of Chinese oil producer CNOOC. The company’s shares tumbled over the summer amid falling oil prices, and we took advantage of the decline by increasing our position in CNOOC, one of the portfolio’s biggest holdings at period-end.

STRATEGY REVIEW AND THE REST OF ASIA

We remained slightly overweight in the smaller Southeast Asian markets of the Philippines and Indonesia. Both countries are more politically stable compared with previous years, which has raised market confidence and benefited foreign investment. These trends have lowered the cost of capital, which will likely bolster investment spending as a portion of gross domestic product and benefit infrastructure building over the long run. Recent economic activity in the Philippines and Indonesia has slowed amid weakening global growth, but inflation remains tame and domestic consumption has stayed resilient. We are underweight Malaysia but maintain exposure to the country through a sizable position in financial services company CIMB Group Holdings Berhad.

We maintained underweight allocations to the more advanced economies of Hong Kong, Taiwan, and South Korea. These countries have strong economies and are home to numerous world-class businesses, but their export-dependent markets remain highly sensitive to outside demand, making them more vulnerable to a global downturn. We still hold select companies that we believe stand to profit once global demand improves, such as South Korean chipmaker Samsung Electronics, the portfolio’s biggest holding at period-end, and carmaker Hyundai. In Taiwan, we hold technology companies that are gaining market share, such as contract chipmaker Taiwan Semiconductor, as well as a sizable position in Taiwan Cement, which we see as a relatively cheap way to get good exposure to China’s construction market.

OUTLOOK

Stocks in Asia and other emerging markets face numerous near-term risks that have intensified since the summer. These headwinds include the European sovereign debt crisis, weakening global growth, and persistent inflation in India and China. Events in the past few months have made it clear that the direction of global financial markets largely rests with government officials in the U.S. and Europe, making outcomes hard to predict and risk management especially challenging. Until global policymakers can decisively resolve Europe’s debt problems, we believe risk aversion will remain high and stock market performance volatile.

Despite the past year’s disappointing performance, we remain optimistic about Asia’s long-term prospects. Near-term macroeconomic risks led us to adjust our portfolio allocations over the period, but our overall investment themes remain unchanged. Urbanization, rising domestic consumption, growing prosperity, and infrastructure spending are trends that will continue to drive long-term economic growth in Asia. Recent market volatility has allowed us to buy high-quality companies at attractive prices, and we will continue to take advantage of short-term weakness to build positions in companies that meet our growth criteria.

Thank you for your continued support and confidence in T. Rowe Price.

Respectfully submitted,

Anh Lu
Portfolio manager and chairman of the fund’s Investment Advisory Committee

November 17, 2011

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing its investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

Lipper averages: The averages of available mutual fund performance returns for specified periods in categories defined by Lipper Inc.

MSCI All Country Asia ex Japan Index: A market capitalization-weighted index that measures equity market performance of developed and emerging countries in Asia, excluding Japan.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000 ($1,000 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts employing automatic investing; accounts electing to receive electronic delivery of account statements, transaction confirmations, and prospectuses and shareholder reports; accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000); and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

	Year Ended 10/31/11‡	10/31/10‡	10/31/09‡	10/31/08‡	10/31/07‡
NET ASSET VALUE					
Beginning of period	$ 19.31	$ 14.39	$ 8.01	$ 25.16	$ 13.87
Investment activities					
Net investment income	0.20	0.10	0.09	0.39	0.26
Net realized and unrealized gain (loss)	(1.36)	4.94	6.69	(15.61)	12.83
Total from investment activities	(1.16)	5.04	6.78	(15.22)	13.09
Distributions					
Net investment income	(0.09)	(0.08)	(0.40)	(0.19)	(0.21)
Net realized gain	(0.15)	(0.04)	–	(1.75)	(1.59)
Total distributions	(0.24)	(0.12)	(0.40)	(1.94)	(1.80)
Redemption fees added to paid-in capital	–	–	–	0.01	–
NET ASSET VALUE					
End of period	**$ 17.91**	**$ 19.31**	**$ 14.39**	**$ 8.01**	**$ 25.16**

Ratios/Supplemental Data

Total return[(1)]	**(6.07)%**	**35.20%**	**88.57%**	**(65.12)%**	**105.57%**
Ratio of total expenses to average net assets	0.96%	0.96%	1.01%	0.96%	0.93%
Ratio of net investment income to average net assets	1.07%	0.61%	0.83%	2.35%	1.53%
Portfolio turnover rate	68.1%	49.4%	59.6%	55.4%	53.4%
Net assets, end of period (in millions)	$ 4,122	$ 5,261	$ 3,619	$ 1,828	$ 5,913

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
CHINA 26.8%		
Common Stocks 25.9%		
AutoNavi, ADR (USD) (1)	686,200	8,831
Baidu, ADR (USD) (1)	579,100	81,178
Beijing Enterprises (HKD)	4,771,500	26,503
China Foods (HKD)	6,578,000	5,172
China Merchants Holdings International (HKD) (2)	18,906,000	58,872
China Oilfield Services, H Shares (HKD)	34,934,000	57,847
China Resources Power Holdings (HKD)	37,386,000	66,527
China Shenhua Energy, H Shares (HKD)	10,376,500	47,504
China Unicom Hong Kong (HKD) (2)	18,506,000	37,260
China ZhengTong Auto Services Holdings (HKD) (1)(2)	26,730,000	28,301
CNOOC (HKD)	44,654,000	84,400
Ctrip.com International, ADR (USD) (1)	1,486,656	51,825
ENN Energy Holdings (HKD)	15,684,000	56,631
Hengan International Group (HKD)	5,457,500	47,186
ICBC China, H Shares (HKD)	83,044,990	50,884
Kingboard Laminates Holding (HKD)	36,423,500	19,572
New Oriental Education & Technology, ADR (USD) (1)	1,851,700	54,884
Parkson Retail (HKD) (2)	40,212,500	50,973
Ping An Insurance, H Shares (HKD)	3,069,500	22,224
Ports Design (HKD) (2)	16,002,500	28,365
Shandong Weigao Group Medical Polymer, H Shares (HKD) (2)	23,518,000	24,276
Shanghai Pharmaceuticals Holding, H Shares (HKD) (1)	17,509,600	33,441
Sina (USD) (1)(2)	346,900	28,200
Want Want China Holdings (HKD)	16,885,000	15,464
Wumart Stores, H Shares (HKD) (2)	19,171,250	38,540
Yingde Gases (HKD)	21,560,500	22,678
Zhejiang Expressway, H Shares (HKD)	28,562,000	18,974
		1,066,512
Common Stocks - China A shares 0.9%		
China Vanke	16,648,205	20,868

Ping An Insurance	2,594,700	15,674
		36,542
Total China (Cost $968,556)		1,103,054

HONG KONG 7.1%

Common Stocks 7.1%		
AIA Group	16,189,600	48,830
Cheung Kong Holdings	3,673,000	45,467
Jardine Matheson (USD)	466,000	23,360
Kerry Properties	12,513,500	46,050
L'OCCITANE (2)	13,854,500	30,401
Li & Fung (2)	28,384,000	54,792
Techtronic Industries (2)	34,597,500	29,994
VTech Holdings	1,629,300	15,013
Total Hong Kong (Cost $332,463)		293,907

INDIA 11.4%

Common Stocks 11.4%		
Ambuja Cements	6,672,668	21,224
BF Investment (1)	1,200,168	1,221
Container Corporation of India	2,137,814	42,412
Emami	3,867,383	31,450
Gail India	3,585,158	30,979
GMR Infrastructure (1)	3,931,713	2,224
HDFC Bank	3,853,905	38,506
Hero Motocorp	916,594	41,022
Infosys	1,563,729	91,904
Larsen & Toubro	1,173,253	33,822
Maruti Suzuki India	527,255	12,161
Oberoi Realty	5,211,430	24,836
Phoenix Mills (3)	7,646,052	31,470
Ultratech Cement	1,033,671	24,427

Zee Entertainment Enterprises	17,645,011	43,312
Total India (Cost $519,336)		470,970

INDONESIA 5.2%

Common Stocks 5.2%

AKR Corporindo	97,395,000	32,774
Astra International	6,619,000	50,666
Bank Mandiri	58,770,109	46,441
Perusahaan Gas Negara	95,854,500	31,429
XL Axiata	93,694,500	52,322
Total Indonesia (Cost $136,460)		213,632

ITALY 1.0%

Common Stocks 1.0%

Prada (HKD) (1)(2)	8,812,000	42,421
Total Italy (Cost $44,331)		42,421

MALAYSIA 3.0%

Common Stocks 3.0%

CIMB Group Holdings Berhad	33,731,070	82,738
Genting	1,150,100	4,008
IJM	7,283,000	13,438
Malayan Cement	9,639,200	22,201
Total Malaysia (Cost $71,629)		122,385

PHILIPPINES 2.8%

Common Stocks 2.8%

Ayala Land	96,199,400	35,962
Energy Development	268,321,200	38,022
Metropolitan Bank & Trust	15,780,705	26,173

Preferred Stocks 0.8%		
Samsung Electronics	55,610	31,785
		31,785
Total South Korea (Cost $469,969)		560,689
TAIWAN 10.8%		
Common Stocks 10.8%		
Chinatrust Financial Holding	52,815,259	34,390
Chroma Ate	10,225,000	20,432
MediaTek	3,377,747	35,476
Quanta Computer	28,982,000	57,330
Siliconware Precision Industries	69,417,000	70,778
Synnex Technology International	24,790,349	60,859
Taiwan Cement	69,847,538	86,159
Taiwan Semiconductor	33,365,574	81,373
Total Taiwan (Cost $415,373)		446,797
THAILAND 3.7%		
Common Stocks 3.7%		
Bangkok Bank, NVDR	7,785,700	37,362
CP ALL	28,027,900	42,840
Kasikornbank, NVDR	11,321,300	45,018
Siam Cement	2,469,800	24,947
Total Thailand (Cost $126,954)		150,167
UNITED KINGDOM 1.0%		
Common Stocks 1.0%		
Standard Chartered (HKD) (2)	1,785,600	41,877
Total United Kingdom (Cost $47,521)		41,877

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended October 31, 2011. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 10/31/11	Value 10/31/10
Allied Digital Services	$ -	$ 17,851	$ -	$ -	$ 17,175
Hana Tour Service	26,310	207	175	20,385	-
Jubilant Foodworks	-	17,809	-	-	40,523
Phoenix Mills	740	3,771	296	31,470	44,221
Redington India	-	27,105	341	-	51,193
Rexit	-	10,352	95	-	1,971
Wumart Stores, H Shares	-	15,304	698	*	80,359
T. Rowe Price Reserve Investment Fund, 0.10%	¤	¤	279 ^	295,961	168,418
Totals			$ 1,884	$ 347,816	$ 403,860

* On the date indicated, issuer was held but not considered an affiliated company.

¤ Purchase and sale information not shown for cash management funds.

^ Excludes earnings on securities lending collateral investments, which are subject to rebates and fees as described in Note 3.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 388,502
Dividend income	1,884
Interest income	-
Investment income	$ 1,884
Realized gain (loss) on securities	$ 53,320
Capital gain distributions from mutual funds	$ -

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $3,843,909)	$ 4,180,157
Foreign currency (cost $33,353)	33,369
Receivable for investment securities sold	9,308
Receivable for shares sold	6,858
Dividends receivable	2,085
Cash	50
Other assets	46,390
Total assets	4,278,217
Liabilities	
Obligation to return securities lending collateral	52,013
Payable for investment securities purchased	51,852
Payable for shares redeemed	4,335
Investment management fees payable	2,653
Due to affiliates	577
Other liabilities	44,904
Total liabilities	156,334
NET ASSETS	**$ 4,121,883**
Net Assets Consist of:	
Undistributed net investment income	$ 28,563
Accumulated undistributed net realized gain	582,486
Net unrealized gain	336,138
Paid-in capital applicable to 230,194,751 shares of $0.01 par value capital stock outstanding; 4,500,000,000 shares of the Corporation authorized	3,174,696
NET ASSETS	**$ 4,121,883**
NET ASSET VALUE PER SHARE	**$ 17.91**

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 10/31/11	10/31/10
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 48,917	$ 26,005
Net realized gain	877,803	474,818
Change in net unrealized gain (loss)	(1,223,705)	803,680
Increase (decrease) in net assets from operations	(296,985)	1,304,503
Distributions to shareholders		
Net investment income	(24,428)	(19,963)
Net realized gain	(40,715)	(9,981)
Decrease in net assets from distributions	(65,143)	(29,944)
Capital share transactions*		
Shares sold	610,430	1,211,931
Distributions reinvested	49,622	23,926
Shares redeemed	(1,437,594)	(868,630)
Redemption fees received	585	677
Increase (decrease) in net assets from capital share transactions	(776,957)	367,904
Net Assets		
Increase (decrease) during period	(1,139,085)	1,642,463
Beginning of period	5,260,968	3,618,505
End of period	**$ 4,121,883**	**$ 5,260,968**
Undistributed net investment income	28,563	23,633
*Share information		
Shares sold	32,717	72,163
Distributions reinvested	2,640	1,501
Shares redeemed	(77,561)	(52,783)
Increase (decrease) in shares outstanding	(42,204)	20,881

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The New Asia Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on September 28, 1990. The fund seeks long-term growth of capital through investments in companies located (or with primary operations) in Asia (excluding Japan).

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $1,916,000 for the year ended October 31, 2011. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities. Debt securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices. Additionally, trading in the underlying securities of the fund may take place in various foreign markets on certain days when the fund is not open for business and does not calculate a net asset value. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on October 31, 2011:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At October 31, 2011, approximately 78% of the fund’s net assets were invested, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, and/or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic, and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Repurchase Agreements All repurchase agreements are fully collateralized by U.S. government securities. Collateral is in the possession of the fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

China A shares During the year ended October 31, 2011, the fund invested in certain Chinese equity securities (A shares) available only to local Chinese investors and Qualified Foreign Institutional Investors (QFII). The fund gains access to the A-share market through a wholly owned subsidiary of T. Rowe Price Group, Inc., which serves as the registered QFII for all participating T. Rowe Price-sponsored products (each a participating account). Investment decisions related to A shares are specific to each participating account, and each account bears the resultant economic and tax consequences of its holdings and transactions in A shares. The fund is subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances, investment proceeds, and earnings associated with its A shares and may incur substantial delays in gaining access to its assets or a loss of value in the event of noncompliance with applicable Chinese rules or requirements. Current Chinese tax law is unclear whether capital gains realized on the fund’s investments in A shares will be subject to tax. Because management believes it more likely than not that Chinese capital gains tax ultimately will not be imposed, there are no accrued taxes reflected in the accompanying financial statements.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. On October 31, 2011, the value of cash collateral investments was $52,013,000, and the value of loaned securities was $47,499,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $3,027,227,000 and $3,894,232,000, respectively, for the year ended October 31, 2011.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Reclassifications between income and gain relate primarily to the character of foreign capital gains taxes. For the year ended October 31, 2011, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended October 31, 2011 and October 31, 2010, totaled $65,143,000 and $29,944,000, respectively, and were characterized as ordinary income for tax purposes. At October 31, 2011, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and the realization of unrealized gains/losses on passive foreign investment companies for tax purposes. During the year ended October 31, 2011, the fund utilized $177,256,000 of capital loss carryforwards. As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized in future fiscal years may be carried forward for an unlimited period of time but must be used before capital loss carryforwards with expiration dates. Accordingly, it is possible that a substantial portion of the fund’s current capital loss carryforwards could expire unused.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Acquisition of certain foreign currencies related to security transactions are also subject to tax. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At October 31, 2011, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into subadvisory agreements with T. Rowe Price International Ltd and T. Rowe Price Hong Kong Limited, wholly owned subsidiaries of Price Associates, to provide investment advisory services to the fund; the subadvisory agreements provide that Price Associates may pay the subadvisors up to 60% of the management fee that Price Associates receives from the fund. The fund was previously managed by T. Rowe Price International, Inc. (Price International), which was merged into its parent company, Price Associates, effective at the close of business on December 31, 2010. Thereafter, Price Associates assumed responsibility for all of Price International’s existing investment management contracts, and Price International ceased all further operations. The corporate reorganization was designed to simplify Price Group’s corporate structure related to its international business and was intended to result in no material changes in the nature, quality, level, or cost of services provided to the T. Rowe Price funds.

The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.50% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At October 31, 2011, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended October 31, 2011, expenses incurred pursuant to these service agreements were $155,000 for Price Associates; $2,605,000 for T. Rowe Price Services, Inc.; and $190,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended October 31, 2011, the fund was allocated $108,000 of Spectrum Funds’ expenses, of which $71,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. $4,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. Redemption fees received from the Spectrum Funds are recorded as an increase to paid-in capital. At October 31, 2011, approximately 2% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

NOTE 7 - INTERFUND BORROWING PROGRAM

Pursuant to its prospectus, the fund may borrow up to 33 1/3% of its total assets. Price Associates has developed a program that provides temporary liquidity under an interfund borrowing agreement between the fund and other T. Rowe Price-sponsored mutual funds. The program permits the borrowing and lending of cash at rates beneficial to both the borrowing and lending funds. Pursuant to program guidelines, loans totaling 10% or more of a borrowing fund’s total assets require collateralization at 102% of the value of the loan; loans of less than 10% are unsecured. During the year ended October 31, 2011, the fund incurred less than $1,000 in interest expense related to outstanding borrowings on one day in the average amount of $14,900,000 and at an average annual rate of 1.21%. At October 31, 2011, there were no borrowings outstanding.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price International Funds, Inc. and Shareholders of T. Rowe Price New Asia Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price New Asia Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 16, 2011

Tax Information (Unaudited) for the Tax Year Ended 10/31/11

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

  $39,904,000 from short-term capital gains

  $70,708,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $40,767,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

The fund will pass through foreign source income of $55,550,000 and foreign taxes paid of $22,030,000.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and
Year Elected*	Other Investment Companies During the Past Five Years

William R. Brody	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey	Retired
(1940)
2006

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
1991	Vornado Real Estate Investment Trust (2004 to present); Director,
Mercantile Bankshares (2002 to 2007); Director and Member of the
Advisory Board, Deutsche Bank North America (2004 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1988

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2006

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
General Growth Properties, Inc. (2010 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present); Managing Director, The Goldman Sachs Group,
2009	Inc. (1984 to 2008)

*Each independent director oversees 130 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[130]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board,
Chief Executive Officer, and Director, T. Rowe Price International;
Chief Executive Officer, Chairman of the Board, Director, and
President, T. Rowe Price Trust Company; Chairman of the Board,
all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe
(1955)	Price; Chairman of the Board, Chief Investment Officer, Director, and
2006	Vice President, T. Rowe Price Group, Inc.; Vice President, T. Rowe
[74]	Price Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With International Funds	Principal Occupation(s)

Ulle Adamson, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Christopher D. Alderson (1962)	Director and President–International Equity,
President	T. Rowe Price International; Company’s
Representative, Director, and Vice President,
Price Hong Kong; Director and Vice President,
Price Singapore; Vice President, T. Rowe Price
Group, Inc.

Haider Ali (1970)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.; formerly Research Analyst,
Credit Suisse Securities (to 2010)

Paulina Amieva (1981)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Peter J. Bates, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Oliver Bell, IMC (1969)	Vice President, T. Rowe Price International;
Executive Vice President	formerly Head of Global Emerging Markets
Research, Pictet Asset Management Ltd. (to
2011); Portfolio Manager of Africa and Middle
East portfolios and other emerging markets
strategies, Pictet Asset Management Ltd.
(to 2009)

R. Scott Berg, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Mark C.J. Bickford-Smith (1962)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Jose Costa Buck (1972)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Ryan Burgess, CFA (1974)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly intern, T. Rowe Price
(to 2006)

Tak Yiu Cheng, CFA, CPA (1974)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly Analyst, CLS, BNP
Paribas, and Deutsche Bank (to 2008)

Archibald A. Ciganer, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Richard N. Clattenburg, CFA (1979)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price International

Michael J. Conelius, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Richard de los Reyes (1975)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly Analyst, Soros Fund
Management (to 2006)

Jessie Q. Ding (1981)	Employee, T. Rowe Price; formerly Associate,
Vice President	TPG Capital (to 2008); Investment Banking
Analyst, Morgan Stanley (to 2006)

Shawn T. Driscoll (1975)	Vice President, T. Rowe Price Group, Inc.;
Vice President	formerly Equity Research Analyst, MTB
Investment Advisors (to 2006)

Mark J.T. Edwards (1957)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

David J. Eiswert, CFA (1972)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price International

Henry M. Ellenbogen (1973)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

Melissa C. Gallagher (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly European
Pharmaceuticals and Biotech Analyst, Bear
Stearns International Ltd. (to 2008)

Robert N. Gensler (1957)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price International

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Benjamin Griffiths, CFA (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Investment
Manager, Baillie Gifford (to 2006)

M. Campbell Gunn (1956)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Leigh Innes, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Randal Spero Jenneke (1971)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Senior
Portfolio Manager, Australian Equities (to 2010)

Kris H. Jenner, M.D., D.Phil. (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price International

Yoichiro Kai (1973)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Japanese
Financial/Real Estate Sector Analyst/Portfolio
Manager, Citadel Investment Group, Asia
Limited (to 2009); Research Analyst, Japanese
Equities & Sector Fund Portfolio Manager,
Fidelity Investments Japan Limited (to 2007)

Andrew J. Keirle (1974)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Ian D. Kelson (1956)	President–International Fixed Income, T. Rowe
Executive Vice President	Price International; Vice President, T. Rowe
Price and T. Rowe Price Group, Inc.

Mark J. Lawrence (1970)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

David M. Lee, CFA (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Anh Lu (1968)	Vice President, Price Hong Kong and T. Rowe
Executive Vice President	Price Group, Inc.

Sebastien Mallet (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Daniel Martino, CFA (1974)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly Research Analyst
and Co-portfolio Manager, Taurus Asset
Management (to 2006) and Onex Public
Markets Group (to 2006)

Jonathan H.W. Matthews, CFA (1975)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International; formerly Analyst,
Pioneer Investments (to 2008)

Susanta Mazumdar (1968)	Vice President, Price Singapore and T. Rowe
Executive Vice President	Price Group, Inc.

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Eric C. Moffett (1974)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly Analyst, Fayez
Sarofim & Company (to 2007)

Joshua Nelson (1977)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Philip A. Nestico (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Hwee Jan Ng, CFA (1966)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.

Sridhar Nishtala (1975)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.

Jason Nogueira, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Vice President, Price Hong Kong,
Price Singapore, T. Rowe Price, T. Rowe Price
Group, Inc., and T. Rowe Price International

Hiroaki Owaki, CFA (1962)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Gonzalo Pángaro, CFA (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Timothy E. Parker, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Austin Powell, CFA (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Frederick A. Rizzo (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Analyst,
F&C Asset Management (London) (to 2006)

Christopher J. Rothery (1963)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Naoto Saito (1980)	Vice President, T. Rowe Price International;
Vice President	formerly Analyst, HBK Capital Management (to
2008); student, Stanford Graduate School of
Business (to 2007)

Federico Santilli, CFA (1974)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Sebastian Schrott (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Investment
Services, Inc.; Assistant Treasurer and Vice
President, T. Rowe Price Services, Inc.

Francisco Sersale (1980)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Jeneiv Shah, CFA (1980)	Employee, T. Rowe Price; formerly Analyst,
Vice President	Mirae Asset Global Investments (to 2010)

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John C.A. Sherman (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Eunbin Song, CFA (1980)	Employee, T. Rowe Price; formerly Equity
Vice President	Research Analyst, Samsung Securities (to
2008); student, Columbia Business School

Jonty Starbuck, Ph.D. (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Miki Takeyama (1970)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Sin Dee Tan, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly student,
London Business School (to 2008); Associate-
Senior Systems Analyst, Goldman Sachs
International (London) (to 2006)

Dean Tenerelli (1964)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Justin Thomson (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Mitchell J.K. Todd (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Eric L. Veiel, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Verena E. Wachnitz, CFA (1978)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

David J. Wallack (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Hiroshi Watanabe, CFA (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Deputy
Director, Space Industry Office, Manufacturing
Industries Bureau (to 2006)

Christopher S. Whitehouse (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Clive M. Williams (1966)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price Group, Inc., and
T. Rowe Price International

Marta Yago (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly student,
Columbia Business School (to 2007)

Ernest C. Yeung, CFA (1979)	Vice President, Price Hong Kong and
Vice President	T. Rowe Price Group, Inc.

Alison Mei Ling Yip (1966)	Vice President, Price Hong Kong and
Vice President	T. Rowe Price Group, Inc.; formerly Analyst,
Credit Suisse First Boston (to 2006)

Christopher Yip, CFA (1975)	Vice President, Price Hong Kong and
Vice President	T. Rowe Price Group, Inc.

Wenli Zheng (1979)	Vice President, Price Hong Kong and
Vice President	T. Rowe Price Group, Inc.; formerly student,
University of Chicago Graduate School of
Business (to 2008); Strategy Consultant,
Capgemini (to 2006)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,632,000 and $1,429,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 16, 2011

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 16, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	December 16, 2011